                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                 9 3/4% SERIES B SENIOR SECURED NOTES DUE 2008

                                      OF

                    B.F. SAUL REAL ESTATE INVESTMENT TRUST

  As set forth in the Prospectus, dated      , 1998 (the "Prospectus"), of
B.F. Saul Real Estate Investment Trust (the "Trust") in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Trust's exchange offer (the "Exchange Offer") in respect of all of its outstanding 9 3/4 Senior Secured Notes due 2008 (the "Old Notes") if (i) certificates representing the Old Notes to be tendered are not immediately available, (ii) time will not permit the Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent Prior to the Expiration Date (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via telegram, telex or facsimile, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

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   THE EXCHANGE OFFER WILL EXPIRE AT    P.M., NEW YORK CITY TIME, ON
         ,     , 1998 UNLESS THE EXCHANGE OFFER IS EXTENDED (SUCH TIME
   AND DATE, AS SO EXTENDED, THE "EXPIRATION DATE"). TENDERS OF OLD
   NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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      The Exchange Agent and Information Agent for the Exchange Offer is:

                          For Information Telephone:

        By Mail:           By Facsimile Transmission        By Hand or Overnight
                       (for Eligible Institutions only):    Delivery:

                              Confirm by Telephone:

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA A TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

  The undersigned hereby tender(s) to the Trust, upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

  The undersigned understands that tenders of Old Notes will be accepted only in denominations of $1,000 and integral multiples thereof. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after the Expiration Date. Tenders of Old Notes may be withdrawn if the Exchange Offer is terminated without any such Old Notes being exchanged thereunder or as otherwise provided in the Prospectus.

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Owner(s)      Name(s) of Registered Holders(s):
or Authorized
Signatory: ___________________________   ______________________________________
______________________________________   ______________________________________
______________________________________   ______________________________________

                                         Address: _____________________________
 Principal Amount of Old Notes           ______________________________________
 Tendered:                               Area Code and Telephone No.: _________
                                         If Old Notes will be delivered by
                                         book-entry transfer at a Book-Entry
                                         Transfer Facility, complete the
                                         following:

Certificate No(s). of Old Notes (if
available):___________________________
______________________________________
______________________________________   Check Box of Book-Entry Transfer
______________________________________   Facility:
Date: ________________________________   [_] The Depository Trust Company
                                         [_] Midwest Securities Trust Company
                                         [_] Philadelphia Depository Trust
                                         Company
                                         Account Number: ______________________
                                         Transaction Code Number: _____________

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 This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s):_____________________________________________________________________
 _____________________________________________________________________________
 Capacity:____________________________________________________________________
 Address(es):_________________________________________________________________
 _____________________________________________________________________________
 _____________________________________________________________________________
 DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER
 OF TRANSMITTAL.

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act, hereby (a) represents that each holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes covered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with such Rule 14e-4 and (c) guarantees that, within five business days after the Expiration Date, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the applicable Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and all other documents required by the Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent.

   THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

 Name of Firm: ______________________     ____________________________________
                                                  Authorized Signature
 Address: ___________________________     Name: ______________________________
 ____________________________________     Title: _____________________________
 Area Code and Telephone No: ________     Date: ______________________________


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